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              HARTFORD LEADERS ACCESS (SERIES II, IIR AND III)
                          SEPARATE ACCOUNT SEVEN
                     HARTFORD LIFE INSURANCE COMPANY

                           FILE NO. 333-101937

  SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

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           SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in the Highlights Section of your prospectus:

Section I.(b) ("Initial Investment") is revised to reflect that the minimum initial investment is $10,000.

Section I.(e) ("Contract Charges") is revised to reflect that the Administrative Charge is 0.15% for Series II and Series IIR Contracts and 0.20% for Series III Contracts annually, charged daily from Sub-Account value.

The following corrects the disclosure in the Section 7 ("State Variations") section of your prospectus:

   - NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse. The minimum Contract Value must be $1,000 after a Surrender. The minimum monthly Annuity Payout is $20.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-5327